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                                                                   Exhibit 10.17

233 South Wacker Drive, Suite 2800
Chicago, Illinois 60606
Tel 312-234-2732
Fax 312-234-3603

Bank of America

TO:       Packaging Dynamics, LLC
          3900 West 43rd Street
          Chicago, IL 60632

ATTN:     Mike Arduino
TEL:      773-843-8003
FAX:      773-254-8962

FROM:     Bank of America, N.A.
          233 South Wacker Drive - Suite 2800
          Chicago, Illinois 60606
          Marc Katz / Mike Allison

DATE:     30MAY01

Our Reference No.      193860

Internal Tracking Nos. 3300595

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Packaging Dynamics, LLC and Bank of America, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), with such modifications as the parties will in good faith agree. Upon the execution by the parties of such an agreement, this Confirmation will supplement, form a part of, and be subject to that agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until the parties execute and deliver that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between the parties (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if the parties had executed an agreement in

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such form (but without any Schedule) on the Trade Date of the first such
Transaction between the parties. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

     In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means Packaging Dynamics, LLC.

     2. The terms of the particular Transaction to which this Confirmation relates are a follows:


     Notional Amount:               USD 20,000,000.00

     Trade Date:                    16MAY01

     Effective Date:                18MAY01

     Termination Date:              20MAY02, subject to adjustment in
                                    accordance with the Modified Following
                                    Business Day Convention

     Fixed Amounts:

     Fixed Rate Payer:              Party B

     Fixed Rate Payer
     Payment Dates:                 The 25th of each March, June,
                                    September and December, commencing
                                    25JUN01 and ending 20MAY02, subject
                                    to adjustment in accordance with the
                                    Modified Following Business Day
                                    Convention.


     Fixed Rate:                    4.27000%

     Fixed Rate Day Count
     Fraction:                      Actual/360

     Floating Amounts:

     Floating Rate Payer:           Party A

     Floating Rate Payer
     Payment Dates:                 The 25th of each March, June,
                                    September and December, commencing
                                    25JUN01 and ending 20MAY02, subject
                                    to adjustment in accordance with the
                                    Modified Following Business Day
                                    Convention.

     Floating Rate for Initial
     Calculation Period:            4.03000%, for which the Calculation
                                    Period shall be 18MAY01 - 25JUN01


     Floating Rate Option:          USD-LIBOR-BBA

     Designated Maturity:           3 Month

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        Spread:                        None

        Floating Rate Day Count
        Fraction:                      Actual/360

        Reset Dates:                   The first day of each Calculation Period

        Compounding:                   Inapplicable

        Business Days:                 New York, London

        Calculation Agent:             Party A

        3.  Recording of Conversations:

            Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

         4. Account Details:

            Account for payments to Party A:

                        USD
            NAME:       BANK OF AMERICA NA
            CITY:       NEW YORK
            ABA #:      026009593
            ATTN:       BOFAUS3N
            NAME:       BANK OF AMERICA NA
            CITY:       CHARLOTTE
            ACCT:       5550219366
            ATTN:       RATE DERIVATIVE SETTLEMENTS
            ATTN:       BOFAUS6SGDS

  Account for payments to Party B:

                   USD
            NAME:       Bank of America
            ABA #:      TX
            ATTN:       NABKUS44
            NAME:       Packaging Dynamics, LLC
            ACCT:       3751227524

         5. Offices:

            The Office of Party A for this Transaction is:         Charlotte, NC



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     Please send reset notices to fax no. (312-234-3603)

     The Office of Party A for this Transaction is:         Illinois, USA

     Credit Support Documents:

     In addition to any Credit Support Documents specified in the Agreement, the following shall be Credit Support Documents with respect to Party B:

     (i) each agreement or document providing for collateral or security for the obligations of Party B hereunder.

Credit Support Providers:

     In addition to any Credit Support Providers specified in the Agreement, the following shall be Credit Support Providers with respect to Party B:

     (i) any person executing a Credit Support Document with respect to Party B.

Party B agrees and acknowledges that any and all Collateral, guarantees, or security interests heretofore or hereafter pledged, guaranteed, or granted to Party A pursuant to a Credit Agreement, guarantee, or related document shall also serve as collateral security for or guarantee of the obligations of Party B hereunder and Party B hereby grants to Party A a continuing security interest in any and all Collateral heretofore or hereafter pledged to Party A pursuant to a Credit Agreement or related document as security for any and all obligations of Party B hereunder. Party B agrees to cause any security interest granted pursuant to any Credit Agreement or related document to specifically include the obligations of Party B hereunder as secured obligations thereunder. As used herein, (a) "Credit Agreement" means any note, instrument, agreement or other document for borrowed money now or hereafter entered into between Party A and Party B, as the same may be amended, modified, supplemented, restated or replaced from time to time with the consent of Party A and (b) "Collateral" means any or all accounts, equipment, general intangibles, instruments, inventory, intellectual property and all proceeds and products of such in which Party B has an ownership interest or any other property which may be included or more specifically defined in such Credit Agreement.

Additional Termination Event.

     Additional Termination Event will apply. The following event shall constitute an Additional Termination Event with respect to which Party B shall be the Affected Party:

     (i) If Party B fails to execute and deliver to Party A and ISDA Master Agreement in form and substance satisfactory to Party A on or before August 16, 2001.




     Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of Global Derivative Operations at (fax no. (312) 234-3603).

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     Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours Sincerely,



Bank of America, N.A.




         /s/ Dave Walker
         ----------------------
         Dave Walker
         Senior Vice President



Authorized Signatory


Accepted and confirmed as of the date first written:

Packaging Dynamics, LLC

By:      /s/ Michael F. Arduino
         --------------------------

Name:    Michael F. Arduino
         --------------------------

Title:   Vice President
         --------------------------

Our Reference # 193860